UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 20, 2026

AMERICAN TOWER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
222 Berkeley Street
Boston, Massachusetts 02116
(Address of Principal Executive Offices) (Zip Code)
(617) 375-7500
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMT	New York Stock Exchange
1.950% Senior Notes due 2026	AMT 26B	New York Stock Exchange
0.450% Senior Notes due 2027	AMT 27C	New York Stock Exchange
0.400% Senior Notes due 2027	AMT 27D	New York Stock Exchange
4.125% Senior Notes due 2027	AMT 27F	New York Stock Exchange
0.500% Senior Notes due 2028	AMT 28A	New York Stock Exchange
0.875% Senior Notes due 2029	AMT 29B	New York Stock Exchange
0.950% Senior Notes due 2030	AMT 30C	New York Stock Exchange
3.900% Senior Notes due 2030	AMT 30D	New York Stock Exchange
4.625% Senior Notes due 2031	AMT 31B	New York Stock Exchange
1.000% Senior Notes due 2032	AMT 32	New York Stock Exchange
3.625% Senior Notes due 2032	AMT 32B	New York Stock Exchange
1.250% Senior Notes due 2033	AMT 33	New York Stock Exchange
4.100% Senior Notes due 2034	AMT 34A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 20, 2026, at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of American Tower Corporation (the “Company”), the stockholders of the Company approved the American Tower Corporation 2026 Equity Incentive Plan (the “2026 Equity Plan”), which became effective as of such date. The Board of Directors (the “Board”) of the Company previously adopted the 2026 Equity Plan on March 5, 2026, subject to stockholder approval.

Under the 2026 Equity Plan, the Company may grant equity and equity-based awards, including options (including nonqualified stock options and incentive stock options), restricted stock, restricted stock units and other equity-based awards and cash awards, to employees, directors, consultants and advisors of the Company and its majority-owned subsidiaries. The 2026 Equity Plan will be administered by the Compensation and Human Capital Committee of the Board. Subject to adjustment as described therein, the 2026 Equity Plan authorizes the issuance of (i) 12,000,000 new shares of the Company’s common stock, (ii) up to 1,778,230 additional shares of the Company’s common stock if awards under the Company’s 2007 Equity Incentive Plan, as amended, (the “Prior Plan”) expire or otherwise terminate without having been exercised in full, or are forfeited due to failure to vest on or after May 20, 2026 and (iii) a number of shares of the Company’s common stock equal to the number of shares which remain available for issuance under the Prior Plan as of May 20, 2026.

The foregoing summary of the 2026 Equity Plan is qualified in its entirety by reference to the detailed summary of the 2026 Equity Plan set forth in the section titled “Proposal 4: Approval of American Tower Corporation 2026 Equity Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2026 (the “Proxy Statement”), which summary is incorporated herein by reference, and to the full text of the 2026 Equity Plan, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Additionally, the Company adopted forms of award agreement (the “Award Agreements”) for grants of restricted stock units (“RSUs”) and performance-based restricted stock units (“PSUs”) pursuant to the 2026 Equity Plan. Copies of the Award Agreements for the RSUs and the PSUs are filed herewith as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held virtually on May 20, 2026. At the Annual Meeting, the Company's stockholders elected eleven individuals to the Board and approved Proposals 2, 3 and 4. The proposals are described in more detail in the Company’s Proxy Statement.

The final results of the stockholder voting regarding each proposal were as follows:

1. Election of the following directors for the ensuing year and until his or her successor is elected and qualified.

Nominee	Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
Steven O. Vondran	402,194,387	906,744	663,162	22,957,998
Kelly C. Chambliss	400,281,459	2,821,988	660,846	22,957,998
Teresa H. Clarke	396,243,977	6,863,820	656,496	22,957,998
Kenneth R. Frank	382,538,289	19,806,788	1,419,216	22,957,998
Rajesh Kalathur	402,113,964	986,315	664,014	22,957,998
Grace D. Lieblein	391,274,170	11,830,476	659,647	22,957,998
Craig Macnab	398,528,374	4,569,694	666,225	22,957,998
Neville R. Ray	400,881,558	2,216,617	666,118	22,957,998
Pamela D. A. Reeve	382,100,785	20,502,822	1,160,686	22,957,998
Eugene F. Reilly	391,036,438	12,063,235	664,620	22,957,998
Bruce L. Tanner	399,958,316	3,139,503	666,474	22,957,998

2. Approval, on an advisory basis, of the Company’s executive compensation.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
377,995,948	24,171,637	1,596,708	22,957,998

3. Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2026.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
394,729,619	31,840,527	152,145	—

4. Approval of the American Tower Corporation 2026 Equity Incentive Plan.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
386,841,279	15,883,799	1,039,215	22,957,998

Item 8.01    Other Events.

On May 21, 2026, the Company issued a press release (the “Press Release”) announcing that the Board declared a cash distribution of $1.79 per share on shares of the Company’s common stock, payable on July 13, 2026 to the stockholders of record at the close of business on June 12, 2026.

A copy of the Press Release is filed herewith as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	American Tower Corporation 2026 Equity Incentive Plan.

10.2	Form of Notice of Grant of Restricted Stock Units and RSU Agreement (Employee / Time) Pursuant to the American Tower Corporation 2026 Equity Incentive Plan.

10.3	Form of Notice of Grant of Restricted Stock Units and RSU Agreement for Non-U.S. Participants (Employee / Time) Pursuant to the American Tower Corporation 2026 Equity Incentive Plan.

10.4	Form of Notice of Grant of Restricted Stock Units and RSU Agreement (Executive / Time) Pursuant to the American Tower Corporation 2026 Equity Incentive Plan.

10.5	Form of Notice of Grant of Restricted Stock Units and RSU Agreement (Non-Employee Director / Time) Pursuant to the American Tower Corporation 2026 Equity Incentive Plan.

10.6	Form of Notice of Grant of Performance-Based Restricted Stock Units and PSU Agreement (Executive / Performance) Pursuant to the American Tower Corporation 2026 Equity Incentive Plan.

99.1	Press Release, dated May 21, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION
(Registrant)

Date:	May 21, 2026	By:	/s/ Rodney M. Smith
Rodney M. Smith
Executive Vice President, Chief Financial Officer and Treasurer